UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52898	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On December 15, 2020, urban-gro, Inc. (the “Company”) signed a $1,854,500 convertible note (the “Notes”) bridge financing (the “Bridge Financing”). The Bridge Financing is a combination of $1,354,500 received on November 20, 2020, and an additional $500,000. The Bridge Financing was raised by a combination of the Company’s Board of Directors, the Company’s current investors and two new institutional funds. In connection with the Bridge Financing, an outstanding $1,000,000 promissory note and $4,500 interest accrued thereon was converted into a Note. The Notes were issued in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes carry interest at the rate of 12% and mature on December 31, 2021. The Notes will be mandatorily converted upon the closing of a sale of the securities of the Company, whether in a private placement or pursuant to an effective registration statement under the Securities Act, resulting in at least $2,500,000 of gross proceeds to the Company (a “Qualified Offering”). In the event of a Qualified Offering, the outstanding principal and interest of the Notes will be converted into a security identical to the security issued in such Qualified Offering. Further, at any time after the one hundred twentieth (120th) day following the Issuance Date of the Notes (as defined therein), and with five (5) business days’ advanced written notice to the Company, the Notes may be converted into a number of shares of the Company’s common stock, par value $0.001 per share, equal to the number derived by dividing (a) the principal amount of the Note plus any accrued and unpaid interest through the date of conversion by (b) the Alternative Conversion Price (as defined therein). The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by the full text of the form of Note attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Form of Convertible Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: December 18, 2020	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer

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